Exhibit 3.1

Delaware

The First State

Page 1

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "KING RESOURCES, INC." AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE EIGHTH DAY OF SEPTEMBER, A.D. 1995, AT 2 O`CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE FOURTEENTH DAY OF SEPTEMBER, A.D. 1995, AT 10 O`CLOCK A.M.

CERTIFICATE OF REVIVAL, FILED THE THIRTEENTH DAY OF JANUARY, A.D. 1998, AT 12 O`CLOCK P.M.

CERTIFICATE OF REVIVAL, FILED THE FOURTH DAY OF JUNE, A.D. 2001, AT 9 O`CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "ARXA INTERNATIONAL ENERGY, INC." TO "KING RESOURCES, INC.", FILED THE FOURTH DAY OF JUNE, A.D. 2001, AT 9 O`CLOCK A.M.

Jeffrey W. Bullock, Secretary of State

2540765 8100H
SR# 20213588239

Authentication: 204485327
Date: 10-22-21

You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware

The First State

Page 2

CERTIFICATE OF RESIGNATION OF REGISTERED AGENT WITHOUT APPOINTMENT, FILED THE THIRTEENTH DAY OF MARCH, A.D. 2002, AT 9 O`CLOCK A.M.

CERTIFICATE OF REVIVAL, FILED THE SIXTH DAY OF APRIL, A.D. 2006, AT 11 O`CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "KING RESOURCES, INC." TO "KINGFISHER OIL & GAS, INC.", FILED THE SIXTH DAY OF APRIL, A.D. 2006, AT 11:01 O`CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "KINGFISHER OIL & GAS, INC." TO "KING RESOURCES, INC.", FILED THE TWENTY-SECOND DAY OF MAY, A.D. 2006, AT 8 O`CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE THIRTEENTH DAY OF JUNE, A.D. 2006, AT 8 O`CLOCK A.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-SEVENTH DAY OF JULY, A.D. 2006, AT 7:11 O`CLOCK P.M.

CERTIFICATE OF REVIVAL, FILED THE FIFTH DAY OF JUNE, A.D. 2008, AT 3:23 O`CLOCK P.M.

Jeffrey W. Bullock, Secretary of State

2540765 8100H
SR# 20213588239

Authentication: 204485327
Date: 10-22-21

You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware

The First State

Page 3

CERTIFICATE OF DESIGNATION, FILED THE SIXTH DAY OF JUNE, A.D. 2008, AT 5:56 O`CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWELFTH DAY OF MARCH, A.D. 2009, AT 11:16 O`CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE EIGHTH DAY OF APRIL, A.D. 2009, AT 10:32 O`CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE EIGHTEENTH DAY OF JANUARY, A.D. 2011, AT 9:40 O`CLOCK A.M.

CERTIFICATE OF REVIVAL, FILED THE FIFTEENTH DAY OF MAY, A.D. 2017, AT 11:35 O`CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FIFTH DAY OF MAY, A.D. 2017, AT 1:34 O`CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE FIFTEENTH DAY OF APRIL, A.D. 2019, AT 1:27 O`CLOCK P.M.

CERTIFICATE OF REVIVAL, FILED THE EIGHTEENTH DAY OF MAY, A.D. 2021, AT 6:07 O`CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-THIRD DAY OF JUNE, A.D. 2021, AT 12:22 O`CLOCK P.M.

Jeffrey W. Bullock, Secretary of State

2540765 8100H
SR# 20213588239

Authentication: 204485327
Date: 10-22-21

You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware The First State CERTIFICATE OF AMENDMENT, FILED THE THIRTIETH DAY OF JUNE, A.D. 2021, AT 4:06 O`CLOCK P.M. AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “KING RESOURCES, INC.”. Pag e 4 2540765 8100H SR# 20213588239 You may verify this certificate online at corp.delaware.gov/authver.shtml Authentication : 204485327 Date : 10 - 22 - 21

STAT E O F DELAWARE SECRETAR Y O F STATE DIVISIO N O F CORPORATIONS FILE D 02,0 0 P M 09/08/1995 95020413 0 - 2540765 CERTIFICATE OF INCORPORATION OF ARXA INTERNATIONAL ENERGY, INC. ARTICLE ONE The name of the Corporation is ARXA INTERNATIONAL ENERGY, INC. ARTICL E TWO The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle . The name of its registered agent at such address is The Corporation Trust Company . ARTICLE THREE The nature of the business or purposes to be conducted or promoted is: (a) To engage in any lawful act or activity for which oorpomtions may be organized under the General Corporation Law of Delaware . (b) To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description . (c) To acquire, and pay for in cash, stock or bonds of this Corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation . (d) To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improven 1 ents and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this Corporation . (e) To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mongage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, no 1 es, trust receipts, and other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the Uniled States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to exccule consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancemenl in value thereof .

(f) To bo 1 TOw or raise money for any of the purposes of the Corporation and, from time to limo without limit as to amount, lo draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non - negotiable instruments and evidences of indeblodness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes . (g) To purchase, receive, take by grant, gift, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and wilh real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of the Corporation's property and assets, or any interest therein, wherever situated . (h) In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or by this Certificate of Incorporation together with any power .. incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation . The business and purposes specified in the foregoing clauses shall, e><cept where otherwise e><presstod, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation, but the business and purposes specified in each of the foregoing clauses of this article shall be regarded as independent business and purposes . ARTICLE FOUR The total number of shares of all classes of stock which the Corporation shall have authority to issue is l 02 , 000 , 000 shares, divided into 2 , 000 , 000 shares of preferred stock, par value $ 1 . 00 per share (the "Preferred Stock") and I 00 , 000 , 000 shares of common stock, par value $ 0 . 00 I per share (the "Common Stock'') . Shares of such stock may be issued for such consideration and for such corporate purposes as the board of directors may from time to time determine . The following is a statement of the designations and the powers, preferences and rights and the qualifications, limitations or resirictions, ofthe classes of the stock of the Corporation . Preferred Stock (a) Issuance in Sqjes . The Preferred Stock may be issued in one or more series, consisting of such series as may be established and designated from time to time by the board of director .. as hereinafter provided . The board of directors is hereby vested with authority to establish and designate any unissued shares of the Preferred Stock as additional shares ofan e><isting series of such stock or iii ; anew series of such stock and the voting powers, full or limited, or the absence of voting powers, and the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Preferred Stock of any such new series shall be such as are stated and e><pressed herein and, 10 the extent not stated and expressed herein, shall be such as 2 may be fixed by the board of directors and stated and expressed in a resolution or resolutions adopted by the bolll"d of directors providing for the issuance of the Preferred Stock of such series . Such resolution or resolutions shall (i) specify the series to which such Preferred Stock shall belong ; (ii) specify the annual rate of dividends payable on shares of such series ; (iii) fix the amount which the holders of shlll"es of such series shall be entitled to be paid in the event of any liquidation, dissolution or winding up of the Corporation ; (iv) state at what times and under what conditions the shares of such series shall be redeemable and the amount or amounts payable thereon in the event of redemption ; and may, in a manner not inconsistent with the provisions of this Article Four (A) limit the number of shares of such series which may be issued, (B) provide for a sinking fund for the purchase or redemption, or a purchase fund for the purchase of shares of such series and the terms and provisions governing the operation of any such fund and the status as to reissu 1 U 1 ce of shlll"CS purchased or otherwise reacquired or redeemed or retired through the operation thereof, and thai so long as the Corporation is in default as to such sinking or purchase fund the Corporation shall not (with such exceptions, if any, as may be provided) pay any dividends upon or purchase or redeem shares of capital stock ranking junior to the Preferred Stock with respect to dividends or distribution of assets upon liquidation (referred to herein as "stock rankingjunior to the Preferred Stock"), (C) impose conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issue of additional Preferred Stock or other capital stock ranking on a parity therewith or prior thereto with respect to dividends or distribution of assets upon liquidation, (D) impose conditions or restrictions upon the payment of dividends upon, or the making of other distributions to, or the acquisition of, stock ranking junior to the Preferred Stock, (E) grant to the holders of shares of such series the right to convert such shares into shares of stock ranking junior to the Preferred Stock, and (F) grant such other special rights to the holders of shares of such series as the board of directors may determine and as shall not be inconsistent with the provisions of this Article Four ; and (v) specify the voting powers, full or limited, or the absence of voting powers that the holders of shares of such series shall have, provided that the holders of the shares of such series shall not have more than one vote for each such share held . The term "fixed for such series" and similar terms as used in this Article Four shall mean stated and expressed in this Anicle Four or in a resolution or resolutions adopted by the board of directors providing for the issue oflhe Preferred Stock of the series referred to therein . (b) Dividends . The holders of the Preferred Stock of each series shall be entitled to receive, when and as declared by the board of directors, out of any funds legally available therefor, cumulative preferential dividends, in cash, at the rate per annum fixed for such series, and no more, payable quarter yearly on the first days of January, April, July and October in each year to the stockholders of record on the date, not exceeding 40 days preceding each such dividend payment date, fixed for the purpose by the board of directors . Dividends on shares of the Preferred Stock shall accrue from the dividend payment date immediately preceding the date of issuance (unless the date of issuance shall be a dividend payment date, in which case they shall occur from the date), or from such other date or dates as may be fixed in this Anicle Four or by the board of directors for any series, and shall be cumulative . Each share of the Preferred Stock shall rank on a parity with each other share of the Preferred Stock, irrespective of series, with respect to preferential dividends at the respective rates fixed for such series, and no dividends shall be declared or paid or set apart for payment for the Preferred Stock of any series unless at the same time a dividend in like proportion to the accrued and unpaid dividends upon the Preferred Stock of each other series shall be declared or paid or set apan for payment, as the case may be, on the Preferred Stock of each other series then outstanding . 3

(c) Dividend Restrictions on Junior Stock . So long as any shares of the Preferred Stock w - e outstanding, lhe Corporation shall not pay or declare any dividends whatsoever, whether in cash, stock or otherwise, or make any distribution on the shares of the Common Stock or any other class of stock ranking junior to the Preferred Stock in respect of dividends or distribution of assets upon liquidation, or purchase or retire or otherwise acquire for a consideration any shares of stock ranking junior to the Preferred Stock in respect of dividends or assets, unless all dividends on the Preferred Stock of all series for all past quarter yearly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart, and the fuII dividends thereon for the then current quaner yearly dividend period shall have been paid or declared . (d) Redemption . The Corporation, at the option of the board of directors, may redeem the Preferred Stock of any series, at the time or times and on the terms and conditions fixed for such series, upon notice duly given as hereinafter provided, by paying therefor in cash the sum fixed for such series, together, in each case, with an amount equal to accrued and unpaid dividends thereon . The term "accrued and unpaid dividends" as used herein with respect to the Preferred Stock of any series shall mean dividends on all outstanding shares of the Preferred Stock of such series at the rate fixed for such series, from the date or dates from which such dividends accrued to the date as of which accrued and unpaid dividends are being determined, less the aggregate amoum of all dividends theretofore declared and paid or set apart for payment upon such outstanding Preferred Stock . At least 30 and not more than 60 days' previous notice of any such redemption of the Preferred Stock shall be mailed, addressed to the holders of record of the shares to be redeemed, at their respective addresses as the same shall appear on the books of the Corporation, and such notice may also be published in a newspaper printed in the English language and published daily for at least five days per calendar week (other than legal holidays) and of general circulation in the Borough of Manhattan, the City of New York, State of New York, and in the City of Houston, State of Texas . In case of the redemption of only part of the Preferred Stock of any series at the time outstanding, at the option of the board of directors such redemption shall be made pro rata or the shares of such series to be redeemed shall be chosen by lot in such manner as may be prescribed by the board of directors . If such notice of redemption shall have been duly given by publication as aforesaid, at least 30 days prior to the redemption date, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as 10 be and continue to be available therefor, then from and after the date of redemption so designated, notwithstanding that any certificate for shares of the Preferred Stock so called for redemption shal l not have been surrendered for cancellation, th e shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue, and all rights with respect to such shares of the Preferred Stock so called for redemption shall forthwith on such redemption date cease and terminate except only the right of the holders thereof to receive the redemption price of such shares so to be redeemed but without interest thereon . The Corporation may, however, prior to the redemption date specified in the notice of redemption, deposit in trust for the account of the holders of the Preferred Stock to be redeemed, with 4

1 bank or truat comp 1 ny in sood ctnnding orgunil!od undor tho lnwo of tho U 11 ited E : tate, &f AB,e,iu or of the State of New York, doing business in the Borough of Manhattan, the City of New York, State of New York, or the City of Houston, State of Texas, and having capital surplus, and undivided profits aggregating at least Sl 0 , 000 , 000 , designated in such notice of redemption, all funds necessary for such redemption, together with irrevocable written instructions authorizing such bank or trust company on behalf and at the expense of the Corporation, to cause the notice of redemption to be duly mailed and the publication of such notice to be made as herein provided al least 30 days prior to the redemption date, and to include in said notice of redemption a statement that all funds necessary for such redemption have been so deposited in trust and are immediately available, and thereupon, notwithstanding that any certificate for shares of the Preferred Stock so called for redemption shall not have been surrendered for cancellations all shares of the Preferred Stock with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of the Preferred Stock shall fonhwith, upon such deposit in trust, cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit, the redemption price of such shares so to be redeemed, and the right, if any, of the holders thereof to convert such shares into other stock of the Corporation . Any moneys so deposited by the Corporation and unclaimed at the end of six months from the date theed for such redemption shall be repaid to the Corporation upon its request expressed in a resolution of its board of directors, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for payment thereon . Any moneys deposited by the Corporation which shall not be required for redemption because of the exercise of any right of conversion or exchange subsequent to the date of the deposit and any interest accrued on any moneys so deposited, shall be repaid to the Corporation upon similar request . (e) Liquidation or Dissolution . In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of the Common Stock or any other class of stock of the Corporation ranking junior to the Preferred Stock in respect of dividends or distribution of assets on liquidation, the holders of the Preferred Stock of the respective series shall be entitled to be paid in full the respective amounts fixed for such series, plus in each case a sum equal to accrued and unpaid dividends thereon to the date of payment thereof . After such payment shall have been made in full to the holders of the Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the stock ofthe Corporation ranking junior to the Preferred Stock according to their respective rights, in the event that the assets of the Corporation available for distribution to holders of the Preferred Stock shall not be sufficient to make the payment herein required to be made in full, such assets shall be distributed to the holders of the respective shares of the Preferred Stock pro rata in proportion to the amounts payable hereunder upon each share thereof . (f) Status of Shares Redeemed or Retired . Except as otherwise provided in this Article Four or in any resolution of the board of directors providing for the issuance of any particular series of the Preferred Stock, shares of the Preferred Stock redeemed or otherwise retired by the Corporation shall assume the status of authorized but unissued Preferred Stock and may thereafter, subject to the provisions of this Certificate oflncorporation and of any restrictions contained in any resolution of the board of directors providing for the issuance of any panicular series of the Preferred Stock, be reissued in the same manner as other authorized but unissued shares of the Preferred Stock . 5

(g) Restrictions on Certajn Corporate Action . So long as any shares of any series of the Preferred Stock are outs 1 anding (i) the Corporation shall not, without the consent of the holders ofat least a majority of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote al 11 . special meeting oolled for the purpose, amend, alter or repeal any of the provisions of this Anicle Four (other than provisions relating exclusively to the shares of the Preferred Stock ofa particular series) so as to affect adversely the rights, powers or preferences of the Preferred Stock, and shall not, without the consent of the holders of at least a majority of the number of shares of the Preferred Stock of such series at the time outstanding, given in person or by proxy, either in writing or by a vote at a special meeting called for the purpose, amend, alter or repeal any of the provisions of this Article Four or of any resolution or resolutions relating exclusively to the shares of the Preferred Stock of such series, so as to affect adversely the rights, powers or preferences of the Preferred Stock of such series ; (ii) the Corporation shall not, without the consent of the holders ofat least a majority of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vole al a special meeting called for that purpose, create or authorize any additional class of stock ranking prior to the Pteferred Stock in respect of dividends or distribution of assets on liquidation or increase the authorized amount of any additional class of stock ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation, or create or authorize any obligation or security convertible into or evidencing the right to purchase shares of stock of any additional class ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation ; and (iii) the Corporation shall not . withhold the consent of the holders ofat least a majority of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for the purpose, create or authorize any class of stock ranking on a parity with the Preferred Stock in respect of dividends or distributions of assets on liquidation, or increase the authorized amount of the Preferred Stock or of any class of stock ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation, or create or authorize any obligation or security convertible into or evidencing the right to purchase shares of stock cf any class ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation . Any action specified in this Paragraph (g) as requiring the consent of the holders of at least a specified proportion of the number of shares of the Preferred Stock or of any particular series thereof at the time outstanding or represented at a meeting may be taken with such consent and with such additional vote or consent, if any, of the stockholders as may be from time to time required by this Cenilicate of Incorporation, as amended from time to time, or by law . (h) Voting Rights . Except as otherwise provided herein or by law, the Preferred Stock having voting rights and the Common Stock shall vote together as one class . At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the numlie,· of shares owned liy him for as many pe 1 :; 011 s as there are directors lo be elected and for whose election he has a right to vote . It is expressly prohibited for any stockholder to cumulate his votes in any election of directors . Common Stock (a) Dividends . Subject to the prior and superior rights of the Preferred Stock with respect to which any such prior and superior rights are provided in this Article Four or by the board of directors as herein authorized, and on the conditions set fonh in the foregoing part of this Ccnificate of Incorporation pertaining to the Preferred Stock or in any resolution of the board of 6 directors providing for the issuance of any particular series of the Preferred Stock, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the board of directors may be declared and paid on the Common Stock from time to time out of any funds legally available therefor . (b) Voting Rights . Each holder of the Common Stock shall be entitled to one vote for each share held and, except as otherwise provided herein or by law, the Common Stock and the Preferred Stock having voting rights shall vote together as a class . At each election for directors every stockholder entitled to vole al such election shall have the right 10 vote, in person or by proxy, the number of shares owned by him for as many per . mns as there are directors to be elected and for whose election he has a right to vote . It is expressly prohibited for any stockholder to cumulate his votes in any election of directors . (c) Ligujdation or Dissolution . After payment shall have been made in full to the holders of the Preferred Stock in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock according to their respeeIive shares . Denial of Preemptive Rights No stockholder of this Corporation shall by reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any shares of any class of this Corporation now or hereafter to be authorized or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereaf \ er to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the board of directors in its discretion may fix ; and the board of directors may issue shares of any class of this Corporation, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class . ARTICLE FIVE The name and mailing address of the incorporator is as follows: Name Norman T. Reynolds Address P.O. Box 131326 Houston, Texas 77219 - 1326 7

ARTICLESJX The number of directors constituting the initial board of directors of the Corporation is six who need not be residents of the State of Delaware or stockholders of the Corporation. The names wtd addresses of the persons who are elected to serve as directors until lhe first wtnual meeting of the stockholders, or until their successors have been elected and qualified are: Name William J. Bippus Sammy Fleschler John 0. Schofield Address I 3 3 I Lamar , Suit e I 375 Houston, Texas 77010 1331 Lamar , Suit e I 375 Houston, Texas 77010 820 York Road Evansville, Indiana 47715 Gregory Stephens 411 Pebble Court Russiaville, Indiana 46979 Robert Leslie I133 Kensington Road, N.W. Calgary, Alberta, Canada T2N 3P4 Thomas M. Abate 278 - A New Drop Lane Staten Island, New York 10306 ARTICLE SEVEN The Corporation is to have perpetual existence. ARTICLE EIGHT All of the corporate powers of the Corporation shall be vested in and exercised by a board of directors consisting of the number of directors specified in the by - laws of the Corporation . In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized : (a) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation . (b) To set apart out of any of the funds of the Corporation ava,lable for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created . (c) By a majority of the whole board, to designate ono or more committees, each committee to consist of one or more of the directors of the Corporation . The board may designate one 8 or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of !he committee . The by - laws may provide that in the absence or disqualification ofa member ofa commiuee, the member or members thereof present at any meeting and nol disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member . Any such committee, to the extent provided in the resolution of the board of directors, or in the by - laws of the Corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it ; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adoptin g a n agreement of merge r or consolidation , recommending t o th e stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending lo the stockholders a dissolution of the Corporation or a revocation ofa dissolution, or amending the by - laws of the Corporation ; and, unless the resolution or by - laws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock . (d) When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets ofihe Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or properly including shares of stock in, and/or other securiti 05 of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the Corporation . ARTICLE NINE Elections of directors need not be by written ballot unless the by - laws of the Corporation shall so provide . Meetings of stockholders may be held within or without the State of Delaware, as the by - laws may provide . The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware a 1 such place or places as may be designated from time to time by the board of directors or in the by - laws of the Corporation . Whenever a compromise or arrangement Is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs . If a majority in number representing three - fourths in value of the creditors or class of creditors, and/or of 1 he stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if 9 sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stoekholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation . ARTICL E TEN By - laws of the Corporation may be adopted, amended or repealed by the board of directors or by the affirmative vote of the holders ofa majority of the Corporation's stock, outslanding and entitled to vote at the meeting at which any by - law is adopted, amended or repealed . Such by - laws may contain any provision for the regulation and managemelll of the affairs of the Corporation and the rights or powers of its stockholders, directors, officers or employees not inconsistent with statute or this Certificate oflncorporation . ARTICLE ELEVEN The Corporation reserves the right to amend, alter, change or repeal any provision conlltined in this Certificate of Incorporation, in !he manner now or hereafter prescribed by statute, and all rights conferre d upon stockholders herein ar e granted subject t o thi s reservation . ARTICLE TWELVE A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omission not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived any improper personal benefit . I, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that this is my t and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 8 th day of September, 1995. /s/ Norman T. Reynolds NORMAN T. REYNOLDS arx - 1 \ certinc.002 10

STAT E O F DELAWARE SECRETAR Y O F STATE DIVISIO N O F CORPORATIONS FILE D 10,0 0 A M 09/14/1995 95020890 3 - 2540765 CERTIFICATE OF MERGER OF ' MAJOR LEAGUE DITERPRISES, INC. INTO ARX A INTERl"ATJON'A L ENERGY , INC. UNDER SECTION 252 OF THE DELAWARE GENERAL CORl'ORATION LAW l The name of each constituent corporation is Major League Enterprise3, Inc• a New York corporation, and ARXA International Energy, Inc.. a Delaware corporation. 2 An Agreement and Pl11t1 o( Merger has been approved, adopted, certifiErl, exa:utErl and acknowledged by each of the constituent =qnrati.ons on Septamer 11, 1995 in aCOOJ:dance with Sect:i.oo 252 of the Delawan, General. COqJO<"ation Law. J ARXA fntemational Energy, Inc is to be the surviving corporation . .:1. The certificate of inc:Qqx;>ration of ARXA International Energy, Inc. shall be the cenificate of incorporation of the surviving corporation. 5 The executed Agreement and Plan of Merger 1s on file at the principal place of business of the surviving corporation, whose address is 1331 Lamar, Suite 1375, Houston, Texas 770IO 6. A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without co . toanystockholder of any constituent wrporstion 7 Major League Enterprises, Inc . has an authorized capital stock consisting of 10 , 000 , 000 shares of common stOCk, par valoe S 0 . 001 per share of which as of the date hereof, there an :: 5 , 606 , 890 shares issued and outstanding, each of which shares having unrestricted voting rights IN WITNESS WHEREOF, ARXA Intemationlll Energy, Inc. ha executed this Certifie&te of Merger on September 13, 1995 ARXA INTERNATIONAL ENERGY, INC. B y /s/ William J. Bippus William J. Bippu s , President

FRO M CORPORATIO N TRUS T CO I 302655504 9 OMPANY ( THU ) 09 . 14 ' 9 5 12 : 53/ST . 2 : 45/NO . 3560228L0 4 P 3/3 TH E STATE O F TEXAS • COUNTY OF HARRIS • The undersigned d s hereby certify that on this . l 5 .. day of September, 199 S, personally appeared befoic me William J_ Bippus and Sammy Flesciller, the President and Secmary, respeaively, of ARXA International Energy, Inc,, a Dela . ware corporation, known to me to be the persons who cuted the foregoing instrument, who being by me first duly sworn, dec : lared and acknowledged upon oath tha : t they gned the foregoing instrument in the capacities stated, and that the statements therein contained are true . IN WITNESS WHEREOF . I have placed my hand and a 1 Med my notary seal this L 2 _ day ofSeptember, 1995. Ti=u ar;,c - l 'aJ1rn.,,.g.002 2

01/07/98 13:15 FAX: (302) 739-6482 Delaware Sec. of State PG 3

STATE OF DELAWARE
CERTIFICATE FOR RENEWAL AND REVIVAL OF CHARTER

ARXA INTERNATIONAL ENERGY, INC, a corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1. The name of this corporation is ARXA INTERNATIONAL ENERGY, INC.

2. Its registered office in the State of Delaware is located at 1209 ORANGE STREET Street, City of WILMINGTON, DELAWARE Zip Code 19801 County of NEW CASTLE the name and address of its registered agent is THE CORPORATION TRUST COMPANY 1209 ORANGE ST., WILMINGTON, DELAWARE 19801

3. The date of filing of the original Certificate of Incorporation in Delaware was SEPTEMBER 8, 1995.

4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 28TH day of FEBRUARY, 1997 same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

5. This corporation was duly organized and carried on the business authorized by its charter until the 1ST day of MARCH A.D. 19 97, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters, WILLIAM J. BIPPUS the last and acting authorized officer hereunto set his/her hand to this certificate this 12th day of January 19 98.

BY: William J. Bippus

TITLE OF OFFICER: V.P. Business Development

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:00 PM 01/13/1998
981014164 – 2540765

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 06/04/2001 010265625 - 2540765 CERTfflC A TE FO R RR>IE W AL AI \ 1) REV N AL O F CHARTF.R Arxa International Energy, Inc . , a corporation organized under the laws of Delaware, the charter of which was voided for non - payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows : l. The name of the corporation is Arx.a International Energy, Inc. 2. Its registered office in the State of Delaware is located at 15 East North Street, City of Dover, 1990 !, County of Kent . The name of its registered agent at that address is Incorporating Services, Ltd . 3. The date of filing of the original Certificate of Incorporation was September 8, I995. 4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 29th of February. AD. 2000. same being prior to the date of the expiration of the charter. This renewal and revival of the charter oftlris corporation is to be perpetual. 5 . This corporation was duly organized and carried on the business authorized by its charter until the first dayofMarch, AD . 2000 , at which time its charter became inoperative and void for non - payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware . IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters, Norris R . Harris the last and acting President of Arxa International Energy, Inc . , have hereunto set his hand to this certificate this / day of t.«J{. « Name: Norris R. Harris Title: President

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 06/04/2001 010265858 - 2540765 CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF ARXA International Energy, Inc. Pursuant to Section 242 of the General Corporation Law of the State of Delaware The undersigne,cl, pursuant to the provisions of the General Corporation Law of t : he St . ate of Delaware, do hereby certify and set forth as follows, FIRST: The name of the corporation is ARXA International Energy , Inc . SECOND: The amendment to the Certificate of Incorporation to be effected hereby is as follows: Article First of the Certificate of Incorporation, relating to the Name of the corporation is amended to read as follows: "FIRST: The name of the corporation is Ki_ esources, Im::• - - _ THIRD: The a,mendment effected herein was autl1orized by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon at a meeting of shareholders pursu& - nt to Section 242 of the General Corporation La·, 1 o f th e Stat e o f Delaware. FOURTH: The capital of the corporation will not be reduced under or by reason of this amendment. IN WITNESS WHEREOF, the I have hereunto set my hand and seal day of December thi s it s T A.D . XIX9 { :1000 . By: Name ; OORRI S R . HARRIS Tit1e'President

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 03/13/2002 020165742 - 2540765 RESJGNATION OF AGENT lncrnporating Services, Ltd., located at 15 East N011h Street, City of Dover, County of Kent, State of Delaware was designated registered agent of King Resources, Inc. m accordance with the General Crnporation Law of the State of Delaware as amended. On November 16, 2001 there was mailed from the office of said lnc01porating Services, Ltd., in Dover, Delaware, a fotmal notice to: King Resources, Inc. Attn: John HaITis ARXA INTERNATIONAL ENERGY, INC. 2301 14th Street Suite 900 Gulfpot1, MS 39501 notifying said cmporation, in accordance with the provisions of Section 136 of the General Crnporation Law of the State of Delaware, that the said lnc01porating Services, Ltd., was resigning as registered agent of the aforesaid crnporation in the state of Delaware. In accordance with the provision of Section 136 of said statute, said Incotporating Services, Ltd., has caused this Ce11ificate of Resignation to be prepared and executed by its President March 13, 2002, A.O., hereby resigning as Registered Agent. INCORPORATING SERVICES, LTD.

BELMONT PARTNERS, LLC April 5, 2006 Delaware Division of Corporations 40 I Federal Street, Ste . 4 Dover , D E I 990 I RE: KING RESOURCES, INC. (#2540765) I Dear Sir or Madam: Enclosed please find a Certificate for Renewal and Revival of Charter for King Resources, Inc. Also enclosed is a Certificate of Amendment to Certificate of Incorporation changing the name of King Resources, Inc., to Kingfisher Oil & Gas, Inc. C,IC,.i:. ;l.).1 {o J i ( A J '5 ' '?I • 00 The following fees are enclosed: ♦ Cert. of Renewal and Revival - $104.00 filing fee, $30.00 to receive a certified copy, and $100.00 for 24 - hr expedite ♦ Certificate of Amendment - $129.00 filing fee, $30.00 to receive a certified copy, and $50.00 for 24 - hr. expedite fee . In addition to these amounts, I have included the franchise taxes due for 2001 - 2002 for King Resources, Inc: ♦ 2001 -- $105.00 ($35.00 franchise tax, $20.00 annual filing fee, and $50.00 penalty). ♦ 2002 -- $105.00 ($35.00 franchise tax, $20.00 annual filing fee, and $50.00 penalty). Please also note that our resident agent has changed. It is now: Corporations and Companies (Corpco), 910 Foulk Road, Suite 201, Wilmington, DE 19803. I have already notified them of this. A check totaling $653.00 is enclosed for all of the fees. If you have any questions, please feel free to contac t me. Pleas e overnight th e certifie d copies v . i . a . Fede x (Acct . #26 † 232283) IP" Joseph Meuse Belmont Partners, LLC 360 Main Street Washington, VA 22747 (540) 675 - 3149 Please do not hesitat to call should you have any questions. Since ly, f) I(!( dseptJ/ele NJ:31/agin g Dir j 654 Madison Avenue, Suite l009 New York, NY l0021 360 Main Street, P.O. Box 393, Washington, Virginia 22747 Tel: (540) 675,3149 (888) 675,3149 Fax: (540) 675,3369 www.belmontpartners.net

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:00 AM 04/06/2006
FILED 11:00 AM 04/06/2006
SRV 060325201 - 2540765 FILE

STATE OF DELAWARE
CERTIFICATE FOR RENEWAL
AND REVIVAL OF CHARTER

The corporation organized under the laws of Delaware, the charter of which was forfeited for failure to obtain a registered agent, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1. The name of this corporation is King Resources, Inc.

2. Its registered office in the State of Delaware is located at 910 Foulk Rd. Suite 201 Street, City of Wilmington Zip Code 19803 County of New Castle the name of its registered agent is Corporations & Companies (CorpCo).

3. The date the Certificate of Incorporation was filed in Delaware was 09/08/1995.

4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 11th day of April, 2002, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

5. This corporation was duly organized and carried on the business authorized by its charter until the 12th day of April A.D. 2002, at which time its charter became inoperative and forfeited for failure to obtain a registered agent and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters the last and acting authorized officer hereunto set his/her hand to this certificate this 6th day of April A.D. 2006.

By: [signature]
Authorized Officer

Name: Joseph Meuse
Print or Type

Title: Director

State of Delaware Secretary of State Division of Corporations Delivered 11:00 AM 04/06/2006 FILED 11: 01 AM 04/06/2006 SRV 060325206 - 2540765 FILE STATE OF DELAWARE CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify : FIRST : Tha t at a meetin g of th e Boar d of Director s of K ,oL' j Ae s o ,ttccs, ln:..., . resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof . The resolution setting forth the proposed amendment is as follows : RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered" --- ----- " so that, as amended, said Article shall be and read as follows: - H, or" - +, m ..shQll b e ' c...S "Inc SECOND : That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment . THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. IN WITNESS WHEREOF, said corporati$ has caused this ertificate to be .5sh signed this day of _ ,_'ws - ' -- l --- ' 20 - "' - Name: .,::I;'"' - " J.;$" - "ep;,ic:;.LbJ..L.A 4 - ' - 'e""Lt,,"' - '$" -- -- Prin t or 'rype

Stat e o f Delaware Secretar y o f State Divisio n o f Corporations Delivered 08:00 AM 05/22/2006 FILED 08: 00 AM 05/22/2006 SRV 060487121 - 2540765 FILE STATE OF DELAWARE CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify : FIRST : That at a meeting of the Board of Directors of, _ ·1 I resolution were duly ad pted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof . The resolution setting forth the proposed amendment is as follows : RESOLVED, that the Certificate oflncorporation of this corporation be amended I 4 " s o that, as by changing the Article,1thereof numbered " amended, said Article shall be and read as follows: ARTICL E ONE Th e name of th e Corporatio n i s •Kin g Resources , Inc. ARTICLE FOUR The total number of shares of all classes of stock which the Corporation shall have authority to issue is z . oc, 000 , 000 shares, divided into 2 , 000 , 000 shares of preferred stock, par value SI . oo per share (the "Preferred Stock") and l'ti/ , 000 , 000 shares of common stock, par value S 0 . 00 I per share (the "Commoo S 1 ock'") . Shares of such stock may be issued for such consideration and for such corporate purposes as the board of directors may from time to time determine . SECOND : That thereafter, pursuant to resolution - of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessa,y number of shares as required by statute were voted in favor of the amendment . THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. Name: ::r \ J,eeh _;1. - A."'e.ld.uju..'e..."' --- Print&Type

Jun - 08·06 03:20p m From - TH E JORI E FIR M LTD +2145227911 T - 879 P 02/01 F - 783 STATE O F DELAWARE CERTIFICATE O F AMENDMENT OF CERTIFICATE OF INCORPORATION The corporation organized and existing ·under and by virtue of the General Corporation Law oftbe State of Delaware does hereby certify: FIRST : Tha t a t a meeting of th e Board ofOirecton of' ---------- resolutiollS were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said c : orpOlllti m, declaring said amendment to be advilllhle and calling a meeting of the siockholders of said corporation for cmsidaatioll thereof . The resolution setting forth 1 ho proposed amendment is as foUows : RESOL VJJ>, that the Certificate of hu : orporation of thili coq,oration be amended Kin g Resource s Inc by changing the Article thereof numbered " , .. _ • so that, as amended, said Article shall be and read as follows : Iacseasa wtheriaea sha•ee &a 309,GQ0,098 (290,000,00 0 aommg R sh a ea @ ,001 ) ( 10 , 000 , 000 preferred shares@ . 001 ) SECOND : That Ihereaft : er . pursoant to resolution of ilS Board of Direccors, a special meeting of the stockholders of said corpOflldon Wll 4 duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the Stale of Delaware at which meeting the necessary numher of shares as required by statute 11VDre voied in lavor of the amendment. · TBIRD: That said lllllffldment was duly adopted in accordance with the provisions of Section 242 of the, Oenenu Corporation Law ofdle Stale of Delaware. IN WITNESS a'RFIJF, said c:orpor! \ lon 11M C11111Cd this certificate to be signed this day of f 2 . . « . 2 . . / _ . B Au y tb'Offlc : .er Title: Director Nilllle: ""Z>.7 Prin t o, - Type Stat e o f Delaware Secretar y o f State Divisio n o f Corporations Delivered 08:00 AM 06/13/2006 FILED 08: 00 AM 06/13/2006 SRV 060570434 - 2540765 FILE

P.01/01 F-041

STATE OF DELAWARE
CERTIFICATE OF CHANGE
OF REGISTERED AGENT AND/OR
REGISTERED OFFICE

The Board of Directors of KING RESOURCES, INC., a Delaware Corporation, on this Sixth day of May, A.D. 2006, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is Corporation Trust Center 1209 Orange Street, in the City of Wilmington, County of New Castle Zip Code 19801.

The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is THE CORPORATION TRUST COMPANY.

The Corporation does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the 19th day of July, A.D., 2006.

By: [signature]
Authorized Officer

Name: D. JAMES FAJACK
Print or Type

Title: PRESIDENT

DE060 - 05/20/2006 C T System Online

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:59 PM 07/27/2006
FILED 07:11 PM 07/27/2006
SRV 060710812 - 2540765 FILE

05/05/200 8 14:20 1540575336 BELMJN T PARTNERS PAG E 02/ l l Stat e o f Delaware Secretazy of State Divisio n o£Corporations Delivere d 03:2 3 P M 06/05/2008 FILE D 03:2 3 P M 06/05/2008 SR V 08066685 3 - 254076 5 FILE STATE OF DELAWARE CERTIFICATE FOR RENEWAL AND REVIVAL OF CHARTER The corporation organized under the laws of Delaware, the charter of which was voided for non - payment of tn .. xcs, now desires to p . (ocw·e a rnstorarion, renewal and revival of its charter, and herebv certifies as follows : I. Th nameofthiscorporationis IDs '2 - .aSQ.LCCCS I I,nc. 2. 3, Its registernd office in the State of Delaware is located at ---- \ 2 o') Occl.G SC.. . Sk,gd:Jstreet), City of U )1 \ m,n?:s.. \ - nn Zip Cod e 1 9 lb O \ Cmmtyof[ \ )14,) (,i¾l: \ Q .thenameof its registered agent is If \ .e_. W Qt ¸ :1: \ QC - ;; - { \ AS t . Cor n t h <9 -- 0 ' - I The date of 7infl of the . original Certificate of Incorporation in Delaware wa s ' J \ ? ) \ _ \ "I , C \ -------- c -- c -------- , --------- Thedate when restoration, renewal. "1!d revival of the charter nf this company is to commence is the Cf..., day of_ Feb:,, ..q.," -- 1 same being prior to tbe date of the c,cpiration of the charter. Ttus renewal and revival of the charter of this corporation is to be perpetual. This corporation was duly orgaruzed and carried on the business authorized by its charter until the 1 "> - t - day of ili_ A.D. ZoOO , at which time its chaner became inoperative and void for non - payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation m accordance with the laws pf the State of Delaware. IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 3 I 2 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters the last and acting authorized officer hcrew1to se t his/her hand t o thi s certificat e thi s <r )·t>< - day of :5., a, C A D () - - ·•··.·_)_/_··_ • -- Authorized Officer Prin t or TYi/" Name : :10so o \ " \ N \ .o \ ,,,s, Q... . Title : f C .Q_5 ' \ c=l.o~ D + - I _ 4, 5.

05/05/2008 15:52 US - 13 - 200 8 16:13 Stat e o f Delaware Secretazy of State 15405753359 NORRI S R HARRI S S124788901 Division o£Corporations Delivere d 05:5 6 P M 06/06/2008 FILE D 05:5 6 P M 06/06/2008 SR V 08067238 3 - 254076 5 FILE CERTIFICATE 0 ' OESIGNATION, PtU:F'ERENCES AND RIGHTS OF SERIES A JlJNIOR PARTICIPATINC PREFERRED STOCK of KING RESOURCES, INC. I, Norris Harris , the Sol< : Dire lor, President and Chief Executive Officer or King Resources, Inc . a corporation organi 7 ed and existing under the Delaware General Corporation Law, in accordance with lhe provisions of Section 151 thcrcot : DO IIEREBY CERTIFY : That, pursuant to the authority conferred upon the Board of Directors hy the Certificate of lncorporatkm of the Company, lhe Board of Directors on June, 8 2006 adopted the following resolution crealing a series of Ten Millivn ( 10 , 000 , 000 ) shares ol' voting Prcforred Stock designated as Series A Preferred Stock : m, IT RESCJL VED, that pu • $ Uant to the auihority vested in the Hoard of Directors of the Company in accordance with the provisions of its Certificate of Incorporation a series of voling Preferred Stock of the Company is hereby created, and that the designation and amounl thereof and the powers, preforenccs and rdative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrict . ions thereof are as follows, Section I. Designation and AmDunl. There shall be a series of the voting preferred stock of the Company which shall be designated as the "Series A Preferred Stock," $0.0001 par value, and the n \ lmbcr of shares con,titullng such series shall be Ten Million (I0,000,000). Such nurnber of shares may be increased or decreased by resolution of the Floan! or Directors. Sllction 2. Dividends and Di,trihutions. Subject to the rights or the holders of any shares or any series of preferred tock "r rhe Company BELMONT PARTNERS PAGE 02/03 PAGE6 ranking prior and superior to the Series A Preferred Slock with respect to dividends, the holders of shar, : ,s of Series A PrefbTed Stock, in prefe,·encc to the holders of shares of Common Stock or the C<'>n 1 pany and of any other junior stock, shall be entitled to receive, when, as and if declared hy the Board of Directors out . of funds legally available for the purpos , dividends payable . Section 3, Vming Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights: (A) Each share of Series A Preferred S[ock ,hall entitle the holder thereoftc, 100 votes on all matters submitted to a vote of the st<>ckholders of rhe Company ; each vote is equivalent to the voting righls assigned to a single share of the common stock , 1 rthc Company . (BJ Fxcept as otherwise provided herein, in the Company• Certificate of Incorporation or· hy Jaw, t.he hold rs of shares of Seri s A Preferred Stock, the holders of ,hums of Common Stock,

05/05/2008 15:52 m - u - c:1cJut1 lb:13 15405753359 NORRI S R HARRI S 5124788901 BELMONT PARTNERS PAGE PAGE? 03/03 and !he holders of shares or any other capital stock of the Company having general vming rights shall vote together as one class on all mauers submitted to a vote of stockholders of tbc Company . (C) Except as otherwise set forth herein or in the Company's Certificate ol' Incorporation, and except a . s <>therwise provided by law, holders of Series A Preferred Stock shall have no special voling rights and their ct \ nsent shall not he required (except to the extent they are entitled to vote with holders of Common Stock a set . forth herein) in regards to any corp<mlle actions . Section 4. Reacquired Shares. Any shares of Series A Preferred Stock purchased or <>therwise acquired by the Company in any manner whats(>ever shall be retired and canceled pwmpt]y after (he acquisition thereol' . The Comp,my shall cause all such shares upon their cancellation to be authorized but unissued shares of Preferred Stock which may be reissued a, part ol' a new series of Preferred Stc,ck, subject to the conditions and restriction, on issuance set forth herein . Section 5. Redemption. The shares of Series A f'referred Stoc k sha l I not he redeemable. Section Ii. Opti,,nal Conversion, Subject to and upon compliance with the provisions of !his Section 6, the Holder of any shares of Series A Preferred Stock shall have Lile right at such I loldet's opti()n (an "Optional Cmwersion"), at a date elected hy such Holder, to convert such Series A Convertible Preferred Stock into Ii.lily paid and nonass ssablt shares of Common St,wk or the Company at the r&!i() of one for one - hundred ( I for I 00) shares of the Common Stock of the Company ("Conversion Ratio"). IN WITNl•:ss WHEREOF, I have execut d and subscribed this Certificate and do atfam and acknowledge the foregoing as true as of the executed date helow. t zL --- ,, _ By : Non·i s I larri s a s Sol e Director , CE O an d Pres \ dent 2

MAR/12/2009/THU 08:26 AM incorp FAX No. 7028662689 P. 002

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:16 AM 03/12/2009
FILED 11:16 AM 03/12/2009
SRV 090260523 - 2540765 FILE

STATE OF DELAWARE
CERTIFICATE OF CHANGE
OF REGISTERED AGENT AND/OR
REGISTERED OFFICE

The Board of Directors of KING RESOURCES, INC., a Delaware Corporation, on this 9th day of March, A.D. 2009, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is One Commerce Center - 1201 Orange St. #600 Street, in the City of Wilmington, County of New Castle Zip Code 19899.

The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is InCorp Services, Inc.

The Corporation does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the 9th day of March, A.D., 2009.

By: [signature]
Authorized Officer

Name: KEITH ROBERTS
Print or Type

Title: Secretary

APR-09-2009 12:13 PM KCR 727 561 9383 P.01

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:32 AM 04/08/2009
FILED 10:32 AM 04/08/2009
SRV 090345075 - 2540765 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of

KING RESOURCES, INC.

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered " Fourth " so that, as amended, said Article shall be and read as follows:

The total number of authorized stock shall be as follows:
2 Billion shares of Common Stock at $.001 par value

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 6th day of April, 2009.

By: [signature]
Authorized Officer

Title: Secretary

Name: Keith Roberts
Print or Type

JAN/18/2011/TUE 06:57 AM incorp FAX No. 7028662689 P. 002/002

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:40 AM 01/18/2011
FILED 09:40 AM 01/18/2011
SRV 110049639 - 2540765 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of King Resources, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "Four" so that, as amended, said Article shall be and read as follows:

The total number of common shares is 2,000,000,000 with a par value of $0.001
The total number of preferred shares is 20,000,000 with a par value of $0.001

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 3rd day of January, 2011.

By: [signature]
Authorized Officer

Title: Secretary

Name: Roxanne Rojas
Print or Type

FROM 8775716184 Mon May 15 11:33:15 20 1 7 PAGE 3 OF 3 STATE OF DELAWARE CERTlFlCATE FOR REVIVAL OF CHARTER The c< 1 rporntion organized . under the laws of the State of Delaware, the charter of which was voided for non ..: payment of taxes and/or for failure to file a complete annual repo r t now desires to procure a . revival of its charter pursuant to Section 312 of the Gen e ral Corporation Law of the State - 0 fDeta ... vare . and hereby certifh s a s follows : l . Th e name of th e corporatio1 1 i s Kin g Resources. ! . . n c .. and, if different, the name under which the corporation was originally in c orporated _ 2. The Registe r ed Office o flbe corporation in the State of Delaware is located at 200 Continental Drive - .• - ···· -------- ----- ·(street ) , inthe City of Newar·k · · · · - - · .. -- - -- •County o f Ne Ca w _s_t1_e Zip Code)9713 · - ····· ·· ·· .. The name of the Registered Agent at such addre s s upon whom process aga i nst this Corporatjon may be served is SkyHer D y_ts · 3. The date of filing of the Corporation;s original Certificate of Incorporation in Delaware was 9/8/1995 4. The corporation de s iring to be revived and so reviving its certificate o f incorporation was organized under the laws of this State, 5. The corporati< . m was duly organized and carried o n the busin es s authori z ed by its charter until the 1 st day of March A . D . 2013 , at which t im e it s charter became inoperative and void fo r non - payment o f t axes and/or failur e to file a comp l ete annua l report and the certifi c : - a te fo r r e v fval is fi led by a u thority of the duly elected directors of the c o rporation in a ccor d ance with t h e la ws o f the St . ate of D e l a war e . N a m e : Sk y lie r Davis Print or Ty p e S t a t e of D e l aware Secreta ry o f State Di v i s i o n o f Corpora ti o n s D e li vered 11 :35 AM 05 / 1 5 / 2017 FI LE D 1 1 : 35 A M 05 / 1 5 / 2 0 1 7 SR 20 1 7 3492 14 8 - F il e N um b e r 2540 7 65

FROM 8775716184 Mon May 15 11:33:15 2017 PAGE 1 OF 3 X To: DE Division of Corporations From: Skylier Davis Fax: 877 - 571 - 6184 Phone: 201 - 775 - 0099 Date : 1 5 May 2017 Pages: 3 Re: Revival •Comments: Please feel free to email me at Skylier@post.com if there are any problems< Thank you

Thu May 25 13:30:51 2017 (877) 571-6184 Page 3 of 3

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:34 PM 05/25/2017
FILED 01:34 PM 05/25/2017
SR 20174074289 - File Number 2540765

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of

King Resources, Inc.

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered " IV " so that, as amended, said Article shall be and read as follows:

Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 3,020,000,000, consisting of: (i) 3,000,000,000 shares of common stock, par value $.000001 per share (the "Common Stock"); and (ii) 20,000,000 shares of preferred stock, par value $.000001 per share (the "Preferred Stock").

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 25th day of May, 2017.

By: [signature]
Authorized Officer

Title: Chief Executive Officer

Name: Skylier Davis
Print or Type

STATE OF DELAWARE
CERTIFICATE OF CHANGE OF REGISTERED AGENT
AND/OR REGISTERED OFFICE
KING RESOURCES, INC.

The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

First: The name of the corporation is KING RESOURCES, INC..

Second: The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served is Harvard Business Services, Inc. The address of the Registered Agent is 16192 Coastal Highway, Lewes, DE 19958, County of Sussex.

Third: The foregoing change to the registered office/agent was adopted by a resolution of the Board of Directors of the corporation.

By: / S / Brian Kistler
CEO

Name: Brian Kistler
Please Print

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:27PM04/15/2019
FILED 01:27PM04/15/2019
SR 20192829684 - File Number 2540765

STAT E O F DELAWARE CERTIFICATE FOR REVIVAL OF CHARTER The corporation organized under the laws of the State of Delaware, the charter of which was voided for non - payment of taxes and/or for failure to file a complete annual report, now desires to procure a revival of its charter pursuant to Section 312 of the General Corporation Law of the State of Delaware, and hereby certifies as follows : 1. The name of the corporation is _K_1N_G_R_E_s_o_uR_c_E_s_ . 1_Nc_. _ and, if different, the name under which the corporation was originally incorporated ARX A INTERNATIONA L ENERGY , INC . 2. The Registered Office of the corporation in the State of Delaware is located at 1619 2 Coasta l Hwy i n th e Cit y of Lewes County of_S_us_s_ ex ( s t reet), _ Zip Code 19958 The name of the Registered Agent at such addre s s upon whom process against this Corporation may be served is Harvard Business Se rv ices , Inc . 3. The date of filing of the Corporation's original Certificate of Incorporation in Delaware was September 8 , 1995 4. The corporation desiring to be revived and so reviving its certificate of incorporatio n was organized under th e law s of thi s State. 5. The corporation was duly organized and carried on the business authorized by its charter until the 1 s t day of M a r c h A . D . 2021 ) , at which time its charter became inoperative and void for non - payment of taxes and/or failure to file a complete annual report and the certificate for revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware . By : 1 14.._1,. . ) ' -- "{1 ,_ U/41 , _ · ---- - - µAutho riz ed Officer Name : Caren Currier Print o r Type S t ate o f D elaw a r e Secretary of S t at e Div i sion of Co rp o r at i o n s De l i v e r ed 06:07 P M 0 5 / 1 8 / 2 0 2 1 FIL E D 06 : 0 7 P M 0S / 1 8 n o21 SR 20 211 87 3 9 9 4 - F il e N u mb e r 2540765

State of Delaware Secretary of State Divi s io n of Corporations Delivere d 12:22 P M 06 / 23 1 2021 FILE D 12:22 P M 06n3 l 2 021 S R 20212526906 - Fil e Numbe r 2540 7 65 STATE OF DELAWARE CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware docs hereby certify : FIRST : That at a meeting of the Board of Directors of King Resources, Inc . resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof . The resolution setting forth the proposed amendment is as follows : RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "_F_O_U_ R " sothat, as amended, said Article shall be and read as follows : See Attached SECOND : That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment . THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this Third day of May , 20 . By : c U - w..., . _ · _ Authorized Officer Title: CEO Name: Caren Currier Pr i nt or Type

ATTACHED KING RESOURCES INC. ("KRFG") WRITTEN CONSEN T O F TH E BOAR D O F DIRECTOR S TO TAKE ACTION May 3 , 2021 The undersigned, comprising the Board 'of Directors of KING RESOURCES ("KRFG"), a DELAWARE corporation ("KRFG" or the "Company"), acting pursuant to the provisions of the General Corporation Law of the State of DELAWARE, and the Company's Bylaws, do hereby waive all notice of the time, place and purpose of a special meeting and hereby consent and agree to the adoption of the following resolutions, with the same force and effect as if made at a duly convened and held meeting of the Board of Directors of the Company . WHEREAS, the Board of Directors furthermore, deem it to be in the best interest of the Company and is Shareholders to keep the original 3 , 000 , 000 , 000 Common Shares and increase the preferred shares to 85 , 000 , 000 bringing the total authorized shares to 3 , 085 , 000 , 000 WHEREAS, the Board of Directors furthermore, deem it to be in the best interest of the Company and is Shareholders to amend the current; 25,000 Series A Preferred Shares, to be deemed that said shares, shall be Convertible 1:1, and shall be Issued at a Par Value of $.001, with NO Voting Rights WHEREAS, the Board of Directors furthermore, deem it to be in the best interest of the Company and is Shareholders to amend the current ; 10 , 000 Series B Preferred Shares, to be deemed that said shares, shall be Convertible 1 : 1 , and shall be Issued at a Par Value of $ . 001 , with NO Voting Rights WHEREAS, the Board of Directors furthermore, deem it to be in the best interest of the Company and is Shareholders to create an additional ; Fifty Million ( 50 , 000 , 000 ) Series C Preferred Shares . Said 50 , 000 , 000 Series C Preferred Shares, shall be Convertible 1 : 100 , and shall be Issued at a Par Value of $ . 001 , with Super Voting Rights 1 : 500 NOW THEREFORE, BE IT RESOLVED, that the proper officers of the Company be and they hereby are authorized and directed to deliver this resolution to the Company's Transfer Agent and Counsel so that the appointment may be changed for the record . RESOLVED, that the officers and directors of the Company are hereby authorized, empowered and directed to execute such action, in the form required by the Bylaws and applicable law, and to take all steps and perform all such acts and things as may appear in such officer's discretion to be necessary or advisable in order to fully carry out the intent and effectuate the purpose of the foregoing resolutions . FURTHER RESOLVED, that all acts and deeds done by any officer or director of the Company intended to carry out the intent of the foregoing resolutions are hereby ratified and approved . This Action by Written Consent may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument and shall be filed with the minutes of the proceedings of the Board of Directors . This Action by Written Consent shall be effective as of the date first set forth above. Facsimile and electronic signatures shall be deemed to have the same effect as originals. C ACCEPTED BY: KING RESOURCES INC. ("KRFG"), MANAGEMENT /4¼,_ ) ( lv,,_,,,.., Care n Currier, CEO Board Resolution Pag e 2 o f 2

STATE OF DELAWARE CERTIFICATE OF AMENDMENT O F CERTIFICAT E O F INCORPORATION The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify : FIRST : Tha t at a meetin g of th e Boar d of Director s of Kin g Resources , Inc . resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof . The resolution setting forth the proposed amendment is as follows : RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered II Four II so that, as amended, sai d Articl e shal l be an d read a s follows : Increase the authorized Common Shares to 6,000,000,000 Par Value $ . 001 SECOND : That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statut e wer e voted i n favor of th e amendment . THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 30th day of June , 20 . By : Ct - '!!!!_,_ ) Cl»,.;.._, Authorized Officer Title: C E O/President/Director Stat e of Delaware Secretary o f State Division of Corporations Delivered 04 :0 6P 06 / 30 / 2 0 21 FILE D 04:06 P M 06 / 30 / 2 021 SR 20212596119 - Fil eN um b e r 2540765 Name: Garen Currier Prin t or Type